UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2019, RespireRx Pharmaceuticals Inc. (the “Company”) and Crown Bridge Partners, LLC (the “Lender”) entered into a Securities Purchase Agreement (the “SPA”) by which the Lender committed to provide net proceeds of one or more loans of up to $135,000 (the “Consideration”) to the Company in return for a convertible promissory note (the “Note”) with a face amount of up to $150,000, a common stock purchase warrant (the “Warrant”), the Share Reservation Increase Agreement (as defined below), and the Confession of Judgment (as defined below), among other agreements and obligations. The net proceeds of the First Tranche (as defined below) of the Consideration, which equal $43,000 after payment of $2,000 in Lender’s legal fees, will be used for general corporate purposes.

Under the terms of the SPA and the Note, the Lender must pay $45,000 of the Consideration (the “First Tranche”) within a reasonable amount of time after the full execution of the transaction documents related to the Note, and the Lender may pay, in its sole discretion, such additional amounts of the Consideration and at such dates as the Lender may choose (each such payment, including the First Tranche, a “Tranche”). The Note obligates the Company to pay a principal amount of up to $150,000 together with interest at a rate equal to 10% per annum, which principal exceeds the Consideration by the amount of an original issue discount (the “OID”). The principal amount due to the Lender is prorated based on the amount of the Consideration actually paid by the Lender, the OID, and applicable fees and interest. Each Tranche, together with fees and interest, is payable 12 months from the effective date of each payment by Lender (each such date, a “Maturity Date”). Any amount of principal or interest which is not paid by its Maturity Date bears interest at the rate of the lesser of 15% or the maximum amount permitted by law, from the Maturity Date to the date such amount is paid.

The Lender has the right, at any time, to convert any outstanding and unpaid amount of the Note into shares of the Company’s common stock or securities convertible into the Company’s common stock, provided that such conversion would not result in the Lender beneficially owning more than 4.99% of the Company’s common stock. Upon such conversion, all rights with respect to the portion of the Note being so converted terminate, except for the right to receive the Company’s common stock or other securities, cash or other assets as provided in the Note due upon such conversion.

The Company may prepay any amount outstanding under each Tranche of the Note, during the initial 60 calendar day period after the issuance of the respective Tranche of the Note, by making a payment to the Lender of an amount in cash equal to 120% multiplied by the amount that the Company is prepaying, subject to the Lender’s prior written acceptance in Lender’s sole discretion. The Company may prepay any amount outstanding under each Tranche of the Note, during the period from the 61st through the 120th calendar day after the issuance of the respective Tranche of the Note, by making a payment to the Lender of an amount in cash equal to 135% multiplied by the amount that the Company is prepaying, subject to the Lender’s prior written acceptance in Lender’s sole discretion. The Company may prepay any amount outstanding under each Tranche of the Note, during the period from the 121st through the 180th calendar day after the issuance of the respective Tranche of the Note, by making a payment to the Lender of an amount in cash equal to 145% multiplied by the amount that the Company is prepaying, subject to the Lender’s prior written acceptance in Lender’s sole discretion. The Company may not prepay any amount outstanding under each Tranche of the Note after the 180th calendar day after the issuance of the respective Tranche of the Note.

The Warrant is a common stock purchase warrant to purchase 42,372 shares of the Company’s common stock, for value received in connection with the First Tranche, from the date of issuance of the Warrant until the three-year anniversary thereof, at an exercise price of $1.18 (subject to adjustment as provided therein) per share of common stock.

Additionally, the Company agreed to consult with the Lender to increase the number of shares reserved for the conversion of the Note (the “Share Reservation Increase Agreement”), such that the number of shares reserved at all times is equal to ten times the number of shares into which the Note is convertible. The Company also provided a confession of judgment (the “Confession of Judgment”) in favor of the Lender for the amount of the Note plus fees and costs, to be filed pursuant to the terms and conditions of the SPA and the Note.

The Note and the shares of the Company’s common stock issuable upon conversion thereof are being offered and sold to the Lender in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws.

The descriptions of the SPA, the Note, the Warrant and the additional associated documents do not purport to be complete. The descriptions of the SPA, the Note, and the Warrant are qualified in their entirety by reference to the SPA, the Note, and the Warrant, which are included as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits that are filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Securities Purchase Agreement, dated May 17, 2019, between RespireRx Pharmaceuticals Inc. and Crown Bridge Partners, LLC.
99.2	Convertible Promissory Note, dated May 17, 2019.
99.3	Common Stock Purchase Warrant, dated May 17, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2019	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis SVP, CFO, Secretary and Treasurer